UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC
6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2026, Spire EnergySouth Inc., a Delaware corporation (the “Seller”), a wholly-owned subsidiary of Spire Inc. (“Spire”), entered into a Stock Purchase Agreement (the “Agreement”) with Delta Mississippi Gas Company, LLC, a Delaware limited liability company (“Purchaser”), pursuant to which the Seller agreed to sell all of the issued and outstanding shares of its wholly owned subsidiary, Spire Mississippi Inc., a Mississippi corporation (the “Company” and such transaction, the “Transaction”). The Company owns and operates a natural gas utility business serving customers in Mississippi.

Under the Agreement, the Purchaser will acquire all of the Company’s issued and outstanding stock for a purchase price equal to $75 million, subject to purchase price adjustments outlined in the Agreement. The closing of the Transaction is subject to customary representations and warranties by the parties to the Agreement, including those relating to corporate authority, capitalization, financial statements, and compliance with laws. Closing is expected in the first quarter of Spire’s fiscal year 2027, subject to the regulatory approval of the Mississippi Public Service Commission ("MPSC") and other customary closing conditions.

The Agreement provides each party with certain termination rights, including in the event that closing has not occurred by the outside date specified in the Agreement (subject to automatic extension for pending MPSC approval) or upon a final nonappealable governmental order prohibiting the Transaction. Purchaser may also terminate the Agreement if approval by the MPSC includes or imposes conditions that would reasonably be expected to have a material adverse effect on the Purchaser and its affiliates (a “Burdensome Condition”), as more fully described in the Agreement.

Upon certain qualifying terminations and subject to certain conditions set forth in the Agreement, Purchaser will be required to pay to Seller a reverse termination fee equal to ten percent (10%) of the purchase price ($7.5 million). Except in the case of intentional fraud, the reverse termination fee constitutes the sole and exclusive remedy of Seller against Purchaser arising under or relating to the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full Agreement, which is filed as Exhibit 10.1 to this Current Report Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 22, 2026, Spire issued a press release announcing the Transaction, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Information

This document contains “forward looking statements” that are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as, but not limited to: “estimates,” “expects,” “projects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” “may,”, “likely,” “would,” “should”, “anticipated” and similar expressions.

Actual outcomes or results could differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including but not limited to, conditions to the completion of the Transaction, such as receipt of required regulatory clearances, not being satisfied; closing of the Transaction being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Agreement; Spire being unable to achieve the anticipated benefits of the Transaction; significant transaction costs associated with the Transaction; the risk that disruptions from the Transaction will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transaction; and other factors relating to the operations and financial performance discussed in Spire’s filings with the SEC.

Although the forward-looking statements contained in this document are based on estimates and assumptions that management believes are reasonable, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in Spire’s Annual Report on Form 10-K for the year ended September 30, 2025 and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Spire cannot guarantee that the future results reflected in or implied by any such forward-looking statement will be realized or, even if substantially realized, will have the forecasted or expected consequences and effects for or on Spire’s operations or financial performance. Such forward-looking statements are made based on information available as of the date of this document, and Spire undertakes no obligation to revise or update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated April 21, 2026, by and between Spire EnergySouth Inc. and Delta Mississippi Gas Company, LLC.
99.1	Press Release, dated April 22, 2026, issued by Spire.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	April 22, 2026	By:	/s/ Adam Woodard
Adam Woodard Executive Vice President and Chief Financial Officer